                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2005



                         NAVISTAR FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                                       36-2472404
 ---------------------------------          ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)


   2850 West Golf Road Rolling Meadows, Illinois                 60008
   ---------------------------------------------             ------------
     (Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number including area code 847-734-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

ITEM 8.01.        OTHER EVENTS

The failure of the Corporation and its affiliates to complete their respective Annual Reports on Form 10-K and deliver those reports and related required information to their respective lenders by January 29, 2005, has resulted in one or more defaults under the Corporation's $820,000,000 Credit Agreement, dated as of December 8, 2000, as amended, among the Corporation, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders and other parties party thereto. As a result of those defaults the Corporation may not incur any additional indebtedness under the Credit Agreement until the defaults are cured or waived. The Corporation has requested a waiver of the existing defaults under the Credit Agreement through February 28, 2005, which will permit the Corporation to incur additional borrowings under the Credit Agreement through that date.

The Corporation currently believes that it and its affiliates will be able to complete their respective Annual Reports on Form 10-K and deliver the required related information to their respective lenders and cure any existing defaults under the credit agreement on or prior to February 28, 2005. In the event that the Corporation has not cured any defaults by February 28, 2005, it will again no longer be able to incur additional indebtedness under the credit agreement unless it shall have obtained a subsequent waiver. In the event that the Corporation does not cure any defaults by March 1, 2005 (unless it shall have obtained an additional waiver thereof), an event of default shall have occurred under the credit agreement and the administrative agent or the lenders will have the ability to terminate the credit facility and demand immediate payment of all amounts outstanding under the credit agreement, which as of the date hereof is approximately $695 million. Such a demand for payment would result in defaults under numerous other credit facilities and other agreements of the Corporation and its affiliates.


FORWARD LOOKING STATEMENTS
Information provided and statements made in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include information relating to the Corporations' filing dates. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These forward-looking statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of possible changes in the work required to complete the financial statements. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NAVISTAR FINANCIAL CORPORATION
------------------------------
         Registrant


Date:    January 31, 2005                   /s/Paul Martin
                                            ------------------
                                               Paul Martin
                                               Vice President and Controller